SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 18, 2004

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                                   87-0678630
  (Commission File No.)                    (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     By letter dated March 15, 2004, Crowe Chizek and Company LLC (Crowe Chizek) informed Interactive Motorsports and Entertainment Corp. (Company) that it was notifying the Securities and Exchange Commission of its earlier termination of the client-auditor relationship between Crowe Chizek and the Company. That letter referred to the letter to the Company dated December 31, 2003 that effective December 31, 2003 Crowe Chizek terminated the client-auditor relationship with the Company. However, the Company continued to meet with and provide information to Crowe Chizek after receipt of the December 31, 2003 letter. The Company believed that Crowe Chizek had continuing interest in an auditor-client relationship with the Company and as recently as March 1, 2004 had held discussions with representatives of Crowe Chizek requesting continuation of the auditor-client relationship in connection with the audit for the fiscal year ended December 31, 2003. It was not until the March 15, 2004 letter that the Company believed the relationship had ended.

     The report of Crowe Chizek for the fiscal year ended December 31, 2002, the only year for which the Company was subject to the reporting provisions of the Securities Exchange Act of 1934 and which Crowe Chizek served as auditors of the Company, contained a "going concern" uncertainty explanatory paragraph, but did not contain an adverse opinion or disclaimer of opinion, or qualification as to audit scope or accounting principles.

     During the fiscal year ended December 31, 2002 and the periods up to and including December 31, 2003, there were no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated statements for such periods; and there were no reportable events as defined in Item 304(a)(1) of Regulation S-K.

     The Company has provided Crowe Chizek with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of a letter from Crowe Chizek dated March 18, 2004.

Item 7.  Financial Statements and Exhibits


(c)      Exhibits.

                    Exhibit No.                         Description

                        16                      Letter Regarding Change in
                                                Certifying Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 18, 2004

                                    INTERACTIVE MOTORSPORTS AND
                                    ENTERTAINMENT CORP.

                                      By:
                                           ------------------------------------
                                                William Donaldson
                                                Chief Executive Officer

EXHIBIT INDEX




             Exhibit No.                       Description

                  16                    Letter Regarding Change in
                                        Certifying Accountant.